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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-116715 and 333-126621 on Form S-8 of our report relating to the financial statements of Color Kinetics Japan Incorporated dated January 20, 2006, appearing in the Annual Report on Form 10-K of Color Kinetics Incorporated for the year ended December 31, 2005.

/s/ DELOITTE TOUCHE TOHMATSU

Tokyo, Japan
March 10, 2006